First Amendment to Credit Agreement
dated as of August 11, 2014
among
Miller Energy Resources, Inc.,
as Borrower,
KeyBank National Association,
as Administrative Agent,
and
the Lenders Party Hereto

KeyBank National Association
Lead Arranger and Book Runner

First Amendment to Credit Agreement
This First Amendment to Credit Agreement (this “Amendment”) dated as of August 11, 2014, is among MILLER ENERGY RESOURCES, INC., a corporation duly formed and existing under the laws of the State of Tennessee, each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 2, 2014 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested that the Administrative Agent and each of the Lenders amend, and the Administrative Agent and each of the Lenders have agreed to amend, certain provisions of the Credit Agreement as herein set forth.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement

2.1    Amendments to Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended as follows:

(a)    The definition of “Agreement” is restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 2014, and as the same may be further amended, restated, supplemented, or modified from time to time.
(b)    The definition of “Change in Control” is amended by deleting “David Voyticky,” in clause (c) thereof.

(c)    The definition of “Permitted Disposition” is amended by deleting “, David Voyticky,” in clause (a) thereof.

2.2    Amendments to Section 10.01 of the Credit Agreement. Clause (q) of Section 10.01 is hereby amended and restated in its entirety to read as follows:

(q)    If (i) David Hall ceases to be Chief Operating Officer of the Borrower or Scott Boruff ceases to be Chief Executive Officer of the Borrower or (ii) Scott Boruff or

David Hall otherwise ceases to be substantially involved in the daily operations of the Borrower and, in each case, if such Person is not replaced by a Person reasonably satisfactory to the Administrative Agent within sixty (60) days of such Person ceasing to hold such office or ceasing to be so involved, as applicable.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a)    The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b)    The Administrative Agent shall be reasonably satisfied that, substantially contemporaneously with the effectiveness of this Amendment, the terms of the Second Lien Term Loan Agreement will be amended in form and substance consistent with this Amendment and otherwise reasonably acceptable to the Administrative Agent.

(c)    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

(d)    the Borrower shall have paid to the Administrative Agent all costs, fees and expenses payable pursuant to the Credit Agreement.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(a)    acknowledges the terms of this Amendment,

(b)    ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party (including with respect to all of the Liens securing the payment and performance of the Obligations) and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby,

(c)    represents and warrants to the Lenders that the resolutions and Governing Documents certified to the Administrative Agent and the Lenders by such Loan Party on the date of the Credit Agreement remain in full force and effect and have not been amended or otherwise modified, and

(d)    represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

4.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out‑of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel.

4.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

4.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	MILLER ENERGY RESOURCES, INC.

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

GUARANTORS:	MILLER FRILLING, TN LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Member

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER ENERGY SERVICES, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER ENERGY GP, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER RIG & EQUIPMENT, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

COOK INLET ENERGY, LLC

By: /s/ David M. Hall
David M. Hall
Manager and Chief Executive Officer

EAST TENNESSEE CONSULTANTS, INC.

By: /s/ Eugene D. Lockyear
Eugene D. Lockyear
President

EAST TENNESSEE CONSULTANTS II, L.L.C.

By: /s/ Eugene D. Lockyear
Eugene D. Lockyear
President

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent, as Issuing Bank and as a
Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

CIT FINANCE LLC, as a Lender

By: /s/ John Feeley
Name: John Feeley
Title: Director

ONEWEST BANK N.A., as a Lender

By: /s/ Whitney Randolph
Name: Whitney Randolph
Title: Senior Vice President